UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
March 15, 2007

STUDIO ONE MEDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-10196	23-2517953
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7650 E. Evans Rd., Suite C
Scottsdale, Arizona  85260
(Address of principal executive offices) (Zip Code)

(480) 556-9303
(Registrant's telephone number, including area code)

DIMENSIONAL VISIONS INCORPORATED
8777 N. Gainey Center Drive, Suite 191, Scottsdale, Arizona 85258
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Studio One Media, Inc. has appointed Emmy award winner, Mr. Matthew Long, as Vice President, Production.

Mr. Long has enjoyed an extensive career as a producer, director, editor, director of photography and writer for television, feature film and video productions. Mr. Long will be responsible for producing and managing the video content for Studio One’s interactive studios and related television production.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STUDIO ONE MEDIA, INC.

Dated March 15, 2007	By:	/s/ Preston J. Shea
Preston J. Shea
Title: President